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                                                            EXHIBIT 10(c)(c)

                                 AMENDMENT NO. 1

                          Dated as of December 17, 2003

         This AMENDMENT NO. 1 (the "Amendment") is entered into by and among Guilford Mills, Inc. (the "Company") as Borrower, the Guarantors referred to in the Credit Agreement (as defined below), the Lenders referred to in the Credit Agreement and Wachovia Bank, National Association, as Administrative Agent, Collateral Agent and the Issuing Bank (in such capacity, the "Agent").

                              PRELIMINARY STATEMENT

                  A. The Company, the Guarantors, the Lenders and the Agent have entered into that certain Credit, Security, Guaranty and Pledge Agreement dated as of October 1, 2002 (as amended, restated, modified and waived from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

                  B. The Company has informed the Agent and the Lenders of its intention to sell the capital stock of one or more of the following wholly owned subsidiaries: (i) Grupo Ambar, S.A. de C.V., (ii) American Textil, S.A. de C.V., and (iii) Servicios Corporativos Ambar, S.A. de C.V (such transaction, the "Sale").

                  C. The Company and the Guarantors have requested, and the Lenders and the Agent have agreed, to amend the Credit Agreement as hereinafter set forth to allow, among other things, for the sale of such entities.

                  SECTION 1. Amendments to Credit Agreement. Upon the occurrence of the First Amendment Effective Date (as defined herein), the Credit Agreement is hereby amended as follows:

                  (a) The definition of "Consolidated Tangible Net Worth" set forth in Section 1 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

                  "provided that, any reduction in Consolidated Tangible Net Worth of up to $16,000,000 resulting solely from the disposition of (i) Grupo Ambar, S.A. de C.V., (ii) American Textil, S.A. de C.V., or (iii) Servicios Corporativos Ambar, S.A. de C.V. shall not be taken into account when calculating compliance with Section 6.13."

                  (b) Section 2.9(c) of the Credit Agreement is hereby amended by inserting the following clause (w) immediately preceding clause (x) therein:

                  "(w) result from the disposition of life insurance policies of former employees as a result of the surrender of such policies on or before October 31, 2003 in an amount not to exceed $167,043.63,"


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                  (c)      Section 6.7(a) of the Credit Agreement is hereby
amended by (i) deleting the word "and" at the end of Clause (x) thereof, (ii) deleting the "." at the end of clause (xi) thereof and inserting in lieu thereof "; and" and (iii) adding the following new clause (xii):

         (xii) the sale or other disposition of all the capital stock of one or more of the following Subsidiaries: (i) Grupo Ambar, S.A. de C.V., (ii) American Textil, S.A. de C.V., or (iii) Servicios Corporativos Ambar, S.A. de C.V., substantially in accordance with the terms set forth in the term sheet dated October 2, 2003 (the "Term Sheet") delivered to the Lenders.

                  SECTION 2. Release of Pledged Collateral. In accordance with
Section 8.11 of the Credit Agreement and Section 18 of the Intercreditor Agreement, the Administrative Agent agrees that upon the sale or other disposition of all of the capital stock of any of Grupo Ambar, S.A., de C.V., American Textil, S.A. de C.V. or Servicios Corporativos Ambar, S.A. de C.V. permitted by Section 6.7(a)(xii) of the Credit Agreement, the Administrative Agent will release the stock of such entity (or entities) pledged to it pursuant to Section 10 of the Credit Agreement.

                  SECTION 3. Certification Under Intercreditor Agreement. In accordance with Section 18 of the Intercreditor Agreement, the Borrower hereby certifies that the Sale is not prohibited by the Credit Agreement, the Note Agreement or the Noteholder and A-Advanced Lender Guaranty and Security Agreement (as defined in the Intercreditor Agreement).

                  SECTION 4. Exclusion of TaxLLC from Pledged Collateral. It is hereby acknowledged and agreed by the parties hereto that TaxLLC (as defined in the Term Sheet) is being created solely for the purpose of effectuating the Sale and, accordingly, TaxLLC shall not be deemed Pledged Collateral and shall not be deemed a Guarantor pursuant to Section 5.12 of the Credit Agreement; provided that the Sale shall occur substantially simultaneously with (i) the transfer of the capital stock of any of Grupo Ambar, S.A., de C.V., American Textil, S.A. de C.V. or Servicios Corporativos Ambar, S.A. de C.V. into the TaxLLC, as more fully described in the Term Sheet and (ii) the release of the stock as described in Section 2 above.

                  SECTION 5. Conditions of Effectiveness. This Amendment shall become effective on the date (such date, the "First Amendment Effective Date") upon which (i) the Agent shall have received counterparts of this Amendment executed by the Company, the Guarantors and the Required Lenders and (ii) receipt by Morgan, Lewis & Bockius LLP, as counsel to the Agent, of a copy of a similar amendment executed and delivered by the Company and the Required Holders under the Note Agreement.

                  SECTION 6. Restatement of Representations and Warranties. The Company hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Fundamental Documents as fully as if made on the date hereof (but after giving effect to the consents contained herein) and with specific reference to this Consent.

                  SECTION 7. Reference to and Effect on the Loan Documents. (a) Upon the occurrence of the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in


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any Fundamental Documents to the Credit Agreement or any other Fundamental
Document, shall mean and be a reference to the Credit Agreement or such other Fundamental Document as amended hereby.

                           (b)      Except as specifically amended above, the
Credit Agreement and the other Fundamental Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, and except as provided by paragraph 2 of this Amendment, all of the "Collateral" described therein does and shall continue to secure the payment of all Obligations.

                           (c)      The execution, delivery and effectiveness of
this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Lender under any of the Fundamental Documents, nor constitute a waiver of any provision of any of the Fundamental Documents.

                           (d)      The Agent and the Required Lenders are under
no obligation to enter into this Amendment. The Agent and the Required Lenders entering into this Amendment shall not be deemed to limit or hinder any rights of the Agent or any Lender under the Credit Agreement, nor shall it be deemed to create or infer a course of dealing between the Agent or any Lender, the Company or any of the Guarantors with regard to any provision of the Credit Agreement.

                  SECTION 8. Costs, Expenses and Taxes. The Company and Guarantors jointly and severally agree to pay on demand all costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Lenders with respect thereto and with respect to advising the Agent and the Lenders as to their rights and responsibilities hereunder and thereunder. The Company and Guarantors further jointly and severally agree to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 8. In addition, the Company and Guarantors shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree to save the Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


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                  IN WITNESS WHEREOF, the Company, the Guarantors, the Agent and
the Required Lenders have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  BORROWER:

                                  GUILFORD MILLS, INC.



                                      By: /s/Robert A. Emken, Jr.
                                         --------------------------
                                         Name: Robert A. Emken, Jr.
                                         Title: General Counsel

                                  GUARANTORS:

                                  CURTAINS AND FABRICS, INC.
                                  GOLD MILLS, INC.
                                  RASCHEL FASHION INTERKNITTING, LTD.
                                  GFD FABRICS, INC.
                                  GFD SERVICES, INC.
                                  HOFMANN LACES, LTD.
                                  ADVISORY RESEARCH SERVICES, INC.
                                  GUILFORD MILLS (MICHIGAN), INC.
                                  GUILFORD AIRMONT, INC.
                                  GOLDMILLS FARMS, INC.
                                  GMI COMPUTER SALES, INC.



                                      By: /s/Robert A. Emken, Jr.
                                         --------------------------
                                         Name: Robert A. Emken, Jr.
                                         Title: General Counsel

                                  TWIN RIVERS TEXTILE PRINTING & FINISHING

                                  By: Guilford Mills, Inc., as general partner



                                      By: /s/Robert A. Emken, Jr.
                                         --------------------------
                                         Name: Robert A. Emken, Jr.
                                         Title: General Counsel


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                                  AGENT AND LENDERS:

                                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                     INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                                     COLLATERAL AGENT AND ISSUING BANK



                                   By: /s/Colleen McCullum
                                      ----------------------
                                      Name: Colleen McCullum
                                      Title: Managing Director


                                  BANK ONE, NA



                                   By: /s/C. Dianne Wooley
                                      ----------------------
                                      Name: C. Dianne Wooley
                                      Title: First Vice President




                                  GENERAL ELECTRIC CAPITAL CORPORATION



                                   By:
                                      ----------------------
                                      Name: Patrick E. Flynn
                                      Title: Risk Manager


                                  THE PRUDENTIAL INSURANCE COMPANY OF
                                  AMERICA



                                   By: /s/Paul G. Price
                                      ----------------------
                                      Name: Paul G. Price
                                      Title: Vice President


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